Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Neptune Society, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Marco Markin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     Marco Markin
                                                     ---------------------------
                                                     Marco Markin
                                                     Chief Executive Officer
                                                     May 15, 2003

A signed original of this written statement required by Section 906 has been provided to The Neptune Society, Inc. and will be retained by The Neptune
Society, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.